UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March  7, 2010

USChina Channel Inc.

(Name of Small Business Issuer in its Charter)

 _____Nevada                         7389                       20-4854568

(State or Other      (Primary Standard Industrial       (I.R.S. Employer

Jurisdiction           Classification Code Number)      Identification No.)

Of Organization)

665 Ellsworth Avenue, Connecticut, 06511

      Tel: (203) 844-0809

(Address and Telephone Number of Registrant's Principal Place of Business)

N/A

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________________________________________

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

      USChina Channel Inc., through Andrew Chien, registered a subsidiary in Nevada on December 18, 2009 named USChina Taiwan Inc.. USChina Channel Inc issued and purchased 1,225,000 shares of common stock of USChina Taiwan Inc., at par value of $0.001 per share for $1,225.

      On March 5, Andrew Chien, Chairman of USChina Channel signed "Business Operating Agreement" ("Agreement") with Ching-Sang Hong, a financial consultant in Taiwan for operating the financial consulting business in Taiwan.

      USChina Channel will sell 1,102,500 shares of USChina Taiwan Inc, to Ching-Sang Hong at par value for $ 1,102.50. This sell will close after the shareholders held a special meeting, and majority capital representatives approve this agreement.

      This common stock of USChina Taiwan, was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from the registration requirements as provided in Section 4(2) of the Securities Act and Section 504 of Regulation D promulgated thereunder.

ITEM 8.01   OTHER EVENTS.

      According to the Agreement signed between USChina Channel and Mr. Hong, Mr. Hong will bear on his own expenses, to separate USChina Taiwan Inc from USChina Channel Inc, as a public entity as soon as possible. USChina Taiwan Inc will operate independently the business of management and financial consulting services in Taiwan.

      In the formed new entity, it will issue 10% of USChina Taiwan Inc's common stock to the shareholders of USChina Channel Inc as special dividends. The distribution ratio is 1 for 10. That means one share of USChina Taiwan Inc common stock will issue to the owner of 10 shares of USChina Channel Inc. For every shareholder or per brokerage account, the minimum dividends are 100 shares regardless of how many shares he (she, or the brokerage account) owns.

      The board of Directors of USChina Taiwan Inc will consist of one member: Ching-Sang Hong.

      USChina Channel will hold a special shareholder meeting to approve this agreement on March 14, 2010.

      Andrew Chien, President of USChina Channel, made following comments: "Recently Taiwan's economy is out of recession, and expands by the impulse of increased trades and direct investment from China. The financial consulting business expands in Taiwan also. It will be a good opportunity for USChina Channel to expand its business in Taiwan. However, USChina doesn't have the capability to establish an integrated international operation. To separate Taiwan operation as an independent entity will be proper." He recommends the shareholders to approve this agreement.

9.01 Financial Statements and Exhibits

     Exhibit No.                         Description

  -----------------           -------------------------------------

    Ex 10.2                      Business Operation Agreement

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 7, 2010	USChina Channel Inc. (Registrant)

                                       /s/ Andrew Chien_______

                                       Andrew Chien, Chairman